SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               November 30, 1999


AMRESCO Residential Securities Corporation (as Depositor under the Pooling and Servicing Agreement, dated as of September 1, 1999, providing for the issuance of AMRESCO Residential Securities Corporation Mortgage Loan Trust, Series 1999-1)

                  AMRESCO Residential Securities Corporation
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



          Delaware                   333-30759                  75-2620414
---------------------------         ------------            -------------------
State or Other Jurisdiction         (Commission             (I.R.S. Employer
     Of Incorporation)              File Number)            Identification No.)



    700 North Pearl Street
      Suite 2400, LB #342
         Dallas, Texas                                            75201
    ----------------------                                      ----------
     (Address of Principal                                      (Zip Code)
       Executive Offices)


      Registrant's telephone number, including area code: (214) 953-7700

                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 2. Acquisition or Disposition of Assets
             ------------------------------------

     On November 30, 1999, AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1 acquired $386,490 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of September 1, 1999, among AMRESCO Residential Capital Markets, Inc., AMRESCO Residential Mortgage Corporation, as Originator (the "Originator"), AMRESCO Residential Securities Corporation, as Depositor (the "Depositor"), Ocwen Federal Bank FSB, as Servicer, Finance America, LLC, as Seller (the "Seller"), and Norwest Bank Minnesota, National Association, in its capacity as Trustee (the "Trustee") and a Subsequent Transfer Agreement dated as of November 30, 1999 (the "Subsequent Transfer Agreement"), among the Depositor, the Originator, the Seller, and the Trustee. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated October 18, 1999, and the Prospectus Supplement dated October 18, 1999 (the "Prospectus Supplement"). The Prospectus Supplement was filed pursuant to Rule 424(b)(5) of the Act on October 22, 1999. The Schedule of Subsequent Mortgage Loans is attached to the Subsequent Transfer Agreement.

     Item 7. Financial Statements; Pro Forma Financial
             Information and Exhibits
             -----------------------------------------

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

         4.1 Subsequent Transfer Agreement, dated as of November 30, 1999, among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Mortgage Corporation, as Originator, Finance America, LLC, as Seller, and Norwest Bank Minnesota, National Association, as Trustee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMRESCO RESIDENTIAL SECURITIES
                                    CORPORATION



                                    By: /s/ Janice M. Cott
                                       ----------------------------------
                                        Name:  Janice M. Cott
                                        Title:  Vice President



Dated:  December 8, 1999

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                       Description                        Page No.
-----------                       -----------                        --------


4.1              Subsequent Transfer Agreement, dated as of                 7
                 November 30, 1999, among AMRESCO
                 Residential Securities Corporation, as Depositor,
                 AMRESCO Residential Mortgage Corporation, as
                 Originator, Finance America, LLC, as Seller, and
                 Norwest Bank Minnesota, National Association, as
                 Trustee.

                   Exhibit 4.1 Subsequent Transfer Agreement

                         SUBSEQUENT TRANSFER AGREEMENT



     AMRESCO Residential Mortgage Corporation (the "Originator"), Finance America, LLC (the "Seller"), AMRESCO Residential Securities Corporation (the "Depositor") and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee") under the Pooling and Servicing Agreement (as defined below) relating to AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1 pursuant to the Pooling and Servicing Agreement dated as of September 1, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, the Originator, the Seller, Ocwen Federal Bank FSB, as Servicer, AMRESCO Residential Capital Markets, Inc., and the Trustee, each hereby confirm their understanding with respect to the sale by the Originator and the purchase by the Seller, the sale by the Seller and the purchase by the Depositor, and the sale by the Depositor and the purchase by the Trustee, of those Subsequent Mortgage Loans (the "Subsequent Mortgage Loans") listed on the attached Schedule of Subsequent Mortgage Loans.

     Section 1. Conveyance of Subsequent Mortgage Loans. As of November 30,
                ---------------------------------------
1999 (the "Subsequent Transfer Date"), the Originator hereby bargains, sells, conveys, assigns and transfers to the Seller; the Seller, in turn, hereby bargains, sells, conveys, assigns and transfers to the Depositor; and the Depositor, in turn, hereby bargains, sells, conveys, assigns and transfers to the Trustee, without recourse (except as otherwise explicitly provided for in the Pooling and Servicing Agreement), for the exclusive benefit of the Owners of the Certificates, each of their respective rights, title and interest in and to any and all benefits accruing from the Subsequent Mortgage Loans (other than any principal and interest payments due thereon on or prior to October 31, 1999, whether or not received) (such date, the "Subsequent Cut-Off Date") which the Originator is causing to be delivered to the Seller; the Seller, in turn, is causing to be delivered to the Depositor; and the Depositor, in turn, is hereby causing to be delivered to the Trustee (and all substitutions therefor as provided for by Sections 3.06, 3.07, 3.08 and 3.09 of the Pooling and Servicing Agreement), together with the related Subsequent Mortgage Loan documents and each of the Originator's, the Seller's, and the Depositor's respective interest in any Property which secured the Subsequent Mortgage Loan, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Subsequent Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing). The Depositor shall deliver the original Mortgage or mortgage assignment with evidence of recording thereon (except as otherwise provided by the Pooling and Servicing Agreement) and other required documentation in accordance with the terms set forth in Sections 3.06, 3.07, 3.08 and 3.09 of the Pooling and Servicing Agreement.

     The costs relating to the delivery of the documents specified in this Subsequent Transfer Agreement and the Pooling and Servicing Agreement shall be borne by the Seller.

     Section 2. Reaffirmation of Representations and Warranties. The
                -----------------------------------------------
Originator hereby affirms the representations and warranties set forth in the Pooling and Servicing Agreement made by it that relate to it and the Subsequent Mortgage Loans as of the date hereof. The Depositor hereby delivers notice and confirms that each of the conditions set forth in Section 3.09(b) and 3.09(c) to the Pooling and Servicing Agreement are satisfied as of the date hereof.

     Section 3. Release from Pre-Funding Account. Pursuant to Section 3.09(a)
                --------------------------------
of the Pooling and Servicing Agreement, the Depositor hereby instructs the Trustee to withdraw one-hundred percent of the aggregate principal balances of the Subsequent Mortgage Loans so transferred from the Pre-Funding Account, $386,490 pursuant to this Subsequent Transfer Agreement and to include $386,490 of the Subsequent Mortgage Loans listed in the Schedule attached hereto and to pay such amount to the Originator pursuant to wire transfer instructions provided by it to the Trustee.

     All terms and conditions of the Pooling and Servicing Agreement are hereby ratified, confirmed and incorporated herein, provided that in the event of any conflict the provisions of this Subsequent Transfer Agreement shall control over the conflicting provisions of the Pooling and Servicing Agreement.

     Terms capitalized herein and not defined herein shall have their respective meanings as set forth in the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, this Subsequent Transfer Agreement is executed as of the 30th day of November, 1999.


                                  AMRESCO RESIDENTIAL MORTGAGE
                                  CORPORATION, as Originator


                                  By:  /s/ Janice M. Cott
                                     --------------------------------
                                  Name: Janice M. Cott
                                  Title: Senior Vice President


                                  FINANCE AMERICA, LLC, as Seller


                                  By:  /s/ Peter J. Levasseur
                                     --------------------------------
                                  Name: Peter J. Levasseur
                                  Title: President


                                  AMRESCO RESIDENTIAL SECURITIES
                                  CORPORATION, as Depositor


                                  By:  /s/ Janice M. Cott
                                     --------------------------------
                                  Name: Janice M. Cott
                                  Title: Vice President


                                  NORWEST BANK MINNESOTA, NATIONAL
                                  ASSOCIATION, as Trustee under the Pooling and Servicing Agreement


                                  By:  /s/ Amy Wahl
                                     --------------------------------
                                  Name: Amy Wahl
                                  Title: Assistant Vice President

                     SCHEDULE OF SUBSEQUENT MORTGAGE LOANS

PREFUND 2 MORTGAGE SCHEDULE FOR SECURITY 1999-1
CLOSED ON 11/30/99

LOAN_NO_ORIGINATOR   LOAN_NO_OCWEN   FULL_ADDRESS                  CITY           STATE  ZIP_CODE   PROPERTY_TYPE
0011415262           0035019041      3112 CANTERBURY               FLOWER MOUND     TX     75028    Single Family Dwelling
0035050749           0035050749      8370 DARA WAY                 SACRAMENTO       CA     95828    Single Family Dwelling
0035059211           0035059211      414 WEST 8TH STREET           TARENTUM         PA     15084    Single Family Dwelling
0035060011           0035060011      1213 SCOTTY COURT SOUTHWEST   ALBUQUERQUE      NM     87121    Single Family Dwelling
0035060052           0035060052      2641 WEST 65TH PLACE          DENVER           CO     80221    Single Family Dwelling

LOAN_NO_ORIGINATOR   MATURITY_DT   ORIGINAL_TERM  OCCUPANCY_STATUS_FLG   Int Rate    P&I      PtD     Due Date   Prin Balance    LTV
0011415262             9/1/29           360       Primary Single Family   11.125    858.39   9/1/99   10/01/99     89,250.00      85
0035050749             9/1/29           360       Primary Single Family    9.875    855.84   9/1/99   10/01/99     98,560.00      88
0035059211             9/1/29           360       Primary Single Family    9.625    490.27   9/1/99   10/01/99     57,680.00    82.4
0035060011             9/1/14           180       Primary Single Family    8.375    439.84   9/1/99   10/01/99     45,000.00   56.25
0035060052             9/1/29           360       Primary Single Family   11.875    978.24   9/1/99   10/01/99     96,000.00      80
                                                                                                                  386,490.00